Exhibit 10.1
AMENDMENT NO. 2
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     THIS AMENDMENT NO. 2 (this “Amendment No. 2”) is entered into as of March 31, 2009, by and among ROCKY BRANDS, INC., a corporation organized and existing under the laws of the State of Ohio (“Parent”), LIFESTYLE FOOTWEAR, INC., a corporation organized and existing under the laws of the State of Delaware, ROCKY BRANDS WHOLESALE LLC, a limited liability company organized and existing under the laws of the State of Delaware, LEHIGH OUTFITTERS, LLC, a limited liability company organized and existing under the laws of the State of Delaware (and formerly known as Rocky Brands Retail LLC), ROCKY BRANDS INTERNATIONAL, LLC, a limited liability company organized and existing under the laws of the State of Ohio (the foregoing entities, jointly and severally, as the context requires, “Borrower” or “Borrowers”), the financial institution(s) listed on the signature pages hereof and their respective successors and Eligible Assignees (each individually a “Lender” and collectively, “Lenders”), GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company (in its individual capacity, “GMAC CF”), as administrative agent and sole lead arranger for the Lenders (in such capacities, the “Agent”) and BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”) and CHARTER ONE BANK, N.A., as documentation agent (in such capacity, the “Documentation Agent”).
BACKGROUND
     Borrowers, Lenders, Agent, Syndication Agent and Documentation Agent are parties to an Amended and Restated Loan and Security Agreement, dated as of May 25, 2007 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.
     Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:
     (a) Section 1.1 is amended as follows:

(i) The following defined terms are amended as follows:
(A) The definition of “Applicable Margin” shall be amended and restated as follows:
“Applicable Margin” for each type of Loan shall mean, commencing as of the Amendment No. 2 Effective Date and continuing until the First Adjustment Date (as hereafter defined), the applicable percentage specified below:

Type	Applicable Margin	Applicable Margin
of Loan	For Base Rate Loans	For LIBOR Loans
Revolving Advances	2.25%	3.75%
Thereafter on a quarterly basis, effective as of the first day following receipt by Agent of the internal financial statements of Rocky on a Consolidated Basis required under Section 5.1(E)(2) for the previous fiscal quarter (each day of such delivery, an “Adjustment Date”), commencing with the first Adjustment Date occurring after the Amendment No. 2 Effective Date (the “First Adjustment Date”), the Applicable Margin for each type of Loan shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth below corresponding to the Total Leverage Ratio for the trailing twelve month period ending on the last day of the most recently completed fiscal quarter prior to the applicable Adjustment Date (each such period, a “Calculation Period”):

	Applicable Margin for	Applicable Margin for
Total Leverage Ratio	Base Rate Loans	LIBOR Loans
Greater than or equal to 4.0 to 1.0	2.25%	3.75%
Greater than or equal to 3.0 to 1.0 but less than 4.0 to 1.0	2.00%	3.50%
Greater than or equal to 2.0 to 1.0 but less than 3.0 to 1.0	1.75%	3.25%
Less than 2.0 to 1.0	1.50%	3.00%
If Borrower shall fail to timely deliver the financial statements, certificates and/or other information required under Section 5.1(E)(2),

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each Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above for the period commencing on the required delivery date of such financial statements, certificates and/or other information until the delivery thereof.”
(B) The definition of “Borrowing Base” shall be amended by deleting “$50,000,000” from clause (b)(i) and substituting “$42,500,000” therefor.
(C) The definition of “Lender Letter of Credit shall be amended and restated as follows:
“Lender Letter of Credit” has the meaning assigned to that term in Section 2.1(F).”
(D) The definition of “Revolving Loan Commitment” shall be amended by (x) deleting the words “in the aggregate amount set forth on the signature page of this Agreement opposite such Lender’s signature” and substituting “in the aggregate amount set forth on Schedule A to Amendment No. 2 to this Agreement dated as of March 31, 2009” and (y) by deleting the words “Section 2.1(E)” therein and replacing them with the words “Section 2.1(F)”.
(ii) The following defined term is added in its appropriate alphabetical order:
(A) “Amendment No. 2 Effective Date” shall mean March 31, 2009.
     (b) The second sentence of Section 2.1(A) shall be amended by deleting “$100,000,000” therefrom and substituting “$85,000,000” therefor.
     (c) Section 2.3 shall be amended as follows:
(i)	By deleting from Section 2.3(A)(3) “3/8th of 1% (0.375%)” and substituting therefor “7/8th of 1% (0.875%)”;

(ii)	By deleting from the first sentence of Section 2.3(B) “2.75% per annum until the first Adjustment Date and thereafter”; and

(iii)	By deleting from Section 2.3(E) “December 13, 2004” and substituting therefor “March 6, 2009”.
     (d) Section 2.5 shall be amended as follows:
By deleting from clause (a) thereof “January 5, 2010” and substituting therefor “April 30, 2012”; and

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          (e) Section 5.3(B) shall be amended and restated by deleting such Section 5.3(B) in its entirety and by substituting the following:
          “(B) Capital Expenditures. Capital Expenditures made by Rocky on a Consolidated Basis during any Fiscal Year (or, as applicable, with respect to the fiscal quarter ending March 31, 2012) set forth below, in the aggregate together with all expenditures in respect of Capital Leases, that would exceed the amount set forth opposite each Fiscal Year below (or, as applicable, such fiscal quarter ending March 31, 2012 ); provided, that any unused portion of any such annual amount in each Fiscal Year, up to twenty-five percent (25%) of such maximum amount set forth below may be carried over solely to the immediately succeeding Fiscal Year:

Fiscal Year ending December 31, 2007	$6,500,000
Fiscal Year ending December 31, 2008	$6,500,000
Fiscal Year ending December 31, 2009	$6,500,000
Fiscal Year ending December 31, 2010	$6,500,000
Fiscal Year ending December 31, 2011	$6,500,000
Fiscal Quarter ending March 31, 2012	$1,600,000”
     3. Conditions of Effectiveness. This Amendment No. 2 shall become effective upon Agent’s receipt of:
          (a) This Amendment No. 2 duly executed by Borrowers, Agent and all Lenders;
          (b) Payment of an amendment consent fee in the amount of $1,062,500 for the ratable benefit of all Lenders, which fee shall be fully earned and non-refundable on the Amendment No. 2 Effective Date;
          (c) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.
     4. Representations and Warranties. Each of the Borrowers hereby represents, warrants and covenants as follows:
          (a) This Amendment No. 2, the Loan Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations of each of the Borrowers, respectively, and are enforceable against each Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
          (b) Upon the effectiveness of this Amendment No. 2, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the other Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the effective

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date of this Amendment No. 2, except to the extent that any representation or warranty expressly relates to an earlier date, after giving effect to this Amendment No. 2.
          (c) Each Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Amendment No. 2 and to perform its obligations hereunder. This Amendment No. 2 has been duly executed and delivered by each Borrower.
          (d) Each Borrower has no defense, counterclaim or offset with respect to any of the Loan Documents.
          (e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.
          (f) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except for liens permitted by the Loan Agreement, and each Borrower expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.
          (g) No Defaults or Events of Default are in existence.
     5. Effect of Agreement.
          (a) Except as specifically modified herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
     6. Governing Law. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
     7. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.
     8. Counterparts; Facsimile. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.
[signature pages follow]

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     IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.

ROCKY BRANDS, INC.
LIFESTYLE FOOTWEAR, INC.
ROCKY BRANDS WHOLESALE LLC
LEHIGH OUTFITTERS, LLC
ROCKY BRANDS INTERNATIONAL, LLC

By: Name:	/s/ James E. McDonald James E. McDonald
Title:	Executive VP and Chief Financial Officer
Signature Page to Amendment No. 2 — 1610253

GMAC COMMERCIAL FINANCE LLC, as Agent

By: Name:	/s/ Thomas Brent Thomas Brent
Title:	Director

GMAC COMMERCIAL FINANCE LLC, as Lender and as agent for CF Blackburn LLC, as Lender

By: Name:	/s/ Thomas Brent Thomas Brent
Title:	Director
Signature Page to Amendment No. 2 — 1610253

BANK OF AMERICA, N.A.

By: Name:	/s/ William J. Wilson William J. Wilson
Title:	Senior Vice President
Signature Page to Amendment No. 2 — 1610253

CHARTER ONE BANK, NA

By: Name:	/s/ James G. Zamborsky James G. Zamborsky
Title:	Vice President
Signature Page to Amendment No. 2 — 1610253

PNC BANK, NATIONAL ASSOCIATION

By: Name:	/s/ Erin L. Moore Erin L. Moore
Title:	Vice President
Signature Page to Amendment No. 2 — 1610253

COMERCIA BANK

By: Name:	/s/ David R. Alexander David R. Alexander
Title:	Vice President
Signature Page to Amendment No. 2 — 1610253

SCHEDULE A
REVOLVING LOAN COMMITMENTS

Lender	Revolving Loan Commitment
GMAC Commercial Finance LLC	$23,050,844.00

Bank of America, N.A.	$18,008,474.00

Charter One Bank, NA	$15,127,118.50

PNC Bank, National Association	$15,127,118.50

Comerica Bank	$13,686,445.00
Signature Page to Amendment No. 2 — 1610253